UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 3, 2010 (March 31, 2010)

GREENHILL & CO., INC.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 001-32147

Delaware	51-0500737
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

300 Park Avenue, 23rd floor
New York, New York 10022	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 9.01. Financial Statements and Exhibits.
This Current Report on Form 8-K/A dated May 3, 2010 amends the Current Report on Form 8-K filed by Greenhill & Co., Inc. on April 1, 2010 concerning the acquisition of Caliburn Partnership Pty Ltd. (“Caliburn”) by Greenhill & Co., Inc. (“Greenhill”), referred to as the “Acquisition”, by adding this Item 9.01 and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto. This Form 8-K/A includes the required historical financial information of Caliburn and the required pro forma financial statements of the combined entity, each as required by Item 9.01 of Form 8-K. Caliburn’s historical financial results should not be viewed as indicative of the contribution to our results that will be made in the future by the former managing directors and other employees of Caliburn, all of whom have joined Greenhill. Caliburn’s business, like Greenhill’s, is based on fees earned on transactions that are singular in nature and on engagements that are not likely to recur. As a result, high activity levels in any period are not necessarily indicative of continued high levels of activity in the next-succeeding or any other period.
(a)	Financial statements of business acquired.

Caliburn

Attached as Exhibit 99.1 hereto and incorporated herein by reference are the audited balance sheets of Caliburn as of June 30, 2009 and 2008, and the related statements of income, changes in equity, and cash flows for each of the two years in the period ended June 30, 2009 and the related notes to such financial statements.

Attached as Exhibit 99.2 hereto and incorporated herein by reference are the audited balance sheets of Caliburn as of June 30, 2008 and 2007, and the related statements of income, changes in equity, and cash flows for each of the two years in the period ended June 30, 2008 and the related notes to such financial statements.

Attached as Exhibit 99.3 hereto and incorporated herein by reference are the audited balance sheets of Caliburn as of June 30, 2007 and 2006, and the related statements of income, changes in equity, and cash flows for each of the two years in the period ended June 30, 2007 and the related notes to such financial statements.

Attached as Exhibit 99.4 hereto and incorporated by reference herein are the unaudited balance sheets of Caliburn as of December 31, 2009 and 2008, and the related statements of income, changes in equity, and cash flows for each of the six months ended December 31, 2009 and 2008 and the related notes to such financial statements.

(b)	Pro forma financial information.

Attached as Exhibit 99.5 hereto and incorporated by reference herein are the unaudited pro forma condensed combined balance sheet of Greenhill as of December 31, 2009 and the unaudited pro forma condensed combined statement of income of Greenhill for the year ended December 31, 2009 including explanatory footnotes to the unaudited pro forma condensed combined financial statements of Greenhill.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Greenhill’s financial position or results of operations actually would have been had the transaction been completed at and as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of Greenhill.

(d)	Exhibits. The following exhibits are being furnished as part of this report.

Exhibit
Number	Description
99.1	Caliburn General Purpose Financial Report for the year ended June 30, 2009 and Audit Report

99.2	Caliburn General Purpose Financial Report for the year ended June 30, 2008 and Audit Report

99.3	Caliburn General Purpose Financial Report for the year ended June 30, 2007 and Audit Report

99.4	Greenhill Caliburn Pty Limited Interim Financial Statements for the half year ended December 31, 2009

99.5	Unaudited Pro Forma Condensed Combined Financial Information of Greenhill and Caliburn as of and for the twelve months ended December 31, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: May 3, 2010	By:	/s/ Richard J. Lieb
		Name:	Richard J. Lieb
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Caliburn General Purpose Financial Report for the year ended June 30, 2009 Audit Report

99.2	Caliburn General Purpose Financial Report for the year ended June 30, 2008 and Audit Report

99.3	Caliburn General Purpose Financial Report for the year ended June 30, 2007 and Audit Report

99.4	Greenhill Caliburn Pty Limited Interim Financial Statements for the half year ended December 31, 2009

99.5	Unaudited Pro Forma Condensed Combined Financial Information of Greenhill and Caliburn as of and for the twelve months ended December 31, 2009